UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2020

APARTMENT INCOME REIT CORP.
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

MARYLAND (Apartment Income REIT Corp.)	1-39686	84-1299717

DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1700, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 757-8101
NOT APPLICABLE
(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On December 15, 2020, Apartment Investment and Management Company (“Aimco”) completed the previously announced separation, which was effected by way of a pro rata distribution (the “REIT Distribution”), in which stockholders of Aimco received one share of Class A common stock of Apartment Income REIT Corp. (“AIR”) for every one share of Class A common stock of Aimco held as of the close of business on December 5, 2020, the record date for the REIT Distribution, and received cash in lieu of fractional shares of Class A common stock of AIR. AIMCO Properties, L.P. (“AIR OP”) also completed the previously announced separation, which was effected through a pro rata distribution (the “OP Distribution”) of all of the outstanding common limited partnership units of Aimco OP L.P. (“Aimco OP”) to holders of AIR OP common limited partnership units and AIR OP Class I High Performance partnership units as of the close of business on December 5, 2020, the record date for the OP Distribution. The transactions described in this paragraph are collectively referred to as the “Separation.”
Separation Agreement
In connection with the Separation, AIR, AIR OP, Aimco, and Aimco OP entered into a Separation and Distribution Agreement, effective as of December 15, 2020 (the “Separation Agreement”), which, among other things, contains the agreements among the parties regarding the principal transactions necessary to effect the Separation. It also sets forth other agreements that govern certain aspects of the parties’ ongoing relationship after the completion of the Separation.
AIR OP Sixth A&R LPA
In connection with the Separation, AIR,
AIMCO-GP,
Inc., which is AIR OP’s general partner, and the other parties thereto entered into the Sixth Amended and Restated Agreement of Limited Partnership of AIR OP, effective as of December 14, 2020 (the “AIR OP Sixth A&R LPA”), which amended and restated the Fifth Amended and Restated Agreement of Limited Partnership of AIR OP, dated as of April 8, 2019, to, among other things, replace certain references to the capital stock of Aimco with references to the capital stock of AIR and replace certain references to obligations of Aimco with references to obligations of AIR, including with respect to the exchangeability and redeemability of common limited partnership units of AIR OP and as such terms are used in any partnership unit designation.
Master Services Agreement
In connection with the Separation, AIR, AIR OP, Aimco and Aimco OP entered into a Master Services Agreement, effective as of December 15, 2020 (the “Master Services Agreement”), pursuant to which, among other things, AIR and its subsidiaries will provide Aimco and its subsidiaries with certain administrative and support services that AIR and its subsidiaries are in a position to continue to provide following the Separation. The Master Services Agreement generally provides that (x) the fees to be charged to Aimco and its subsidiaries will approximate the fully-burdened costs of AIR and its subsidiaries and any and all third-party costs and expenses incurred in connection with the services provided, and (y) Aimco and Aimco OP may terminate services upon customary advance notice and, after December 31, 2023, AIR and AIR OP may terminate services upon customary advance notice.
Employee Matters Agreement
In connection with the Separation, AIR, AIR OP, Aimco and Aimco OP entered into an Employee Matters Agreement, effective as of December 15, 2020 (the “Employee Matters Agreement”), to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs, and other related matters.

Master Leasing Agreement
In connection with the Separation, AIR OP and Aimco Development Company, LLC, a subsidiary of Aimco, entered into a Master Leasing Agreement, effective as of December 15, 2020 (the “Master Leasing Agreement”), which governs certain leasing arrangements between the parties, the initial term of which is 18 months, with automatic annual extensions (subject to each party’s right to terminate upon notice prior to the end of any such extension term). The Master Leasing Agreement provides that each time the parties thereto wish to enter into a lease for a particular property, such parties will cause their applicable affiliates to execute a stand-alone lease, generally in the lease form attached as an exhibit to the Master Leasing Agreement.
During the term of the Master Leasing Agreement, and in accordance with the terms thereof, AIR OP or its applicable subsidiaries will have, subject to certain exceptions set forth in the Master Leasing Agreement, (a) a purchase option (an “Option”) with respect to any real property owned or, subject to the consent of the landlord, leased by Aimco or its subsidiaries, with respect to real property for which redevelopment has been substantially completed by Aimco (if applicable) and that has reached a specified occupancy for a minimum time period, and (b) a right of first offer (a “ROFO”) on stabilized properties that Aimco is under contract to purchase from third parties. In the event AIR OP exercises either its Option or its ROFO with respect to a property and the parties proceed to a sale of such property, then, (a) in the event of an Option property, AIR OP or its applicable subsidiary will acquire such property from Aimco OP or its applicable subsidiary for an amount equal to the then-current fair market value and (b) in the case of a ROFO for a stabilized property that Aimco is under contract to purchase, AIR OP will acquire such property for an amount equal to 101% of the sum of the agreed-upon purchase price plus out of pocket costs. If AIR OP declines to exercise its ROFO or its Option, as applicable, Aimco may offer the property to a third party on the same terms as those offered to AIR OP (or in the case of a stabilized property that Aimco is under contract to purchase, Aimco may proceed with the acquisition of such property at the agreed-upon purchase price). Any purchase of an Aimco asset by AIR OP pursuant to a ROFO or an Option will be accompanied by a pre-closing
tax liability indemnity by Aimco in favor of AIR OP.
Property Management Agreements
In connection with the Separation, subsidiaries of AIR and subsidiaries of Aimco entered into several Property Management Agreements, each effective as of December 15, 2020, including that certain Property Management Agreement relating to certain properties directly or indirectly owned by James-Oxford Limited Partnership (the “James-Oxford Property Management Agreement”). Pursuant to the James-Oxford Property Management Agreement, AIR will, through its subsidiaries, provide Aimco and its subsidiaries with certain property management and related services at a certain properties owned by Aimco and its subsidiaries, and Aimco will be obligated to pay to AIR a property management fee based on an agreed percentage of revenue collected and such other fees as may be mutually agreed for various other services. The initial term of the James-Oxford Property Management Agreement is one year, with automatic one year renewal periods, unless either party elects to terminate (for any reason or no reason whatsoever) at any time upon delivery of 60 days’ prior written notice to the other party. Neither party is obligated to pay to the other party a termination fee or other penalty upon such termination.
Mezzanine Note Agreement and Notes
In connection with the Separation, AIR OP and AIMCO/Bethesda Holdings, Inc. (“AIMCO/Bethesda”), a subsidiary of AIR, as purchasers, and Aimco JO Intermediate Holdings, LLC (“Aimco JO”), a subsidiary of Aimco, as borrower, entered into a Mezzanine Note Agreement, effective as of December 14, 2020 (the “Mezzanine Note Agreement”). Pursuant to the Mezzanine Note Agreement, Aimco JO became the obligor on two notes payable of its 5.2% Secured Mezzanine Notes due January 31, 2024, payable quarterly on January 1, April 1, July 1, and October 1, commencing on April 1, 2021 to: AIR OP with a principal amount equal to $477,987,511.45 and AIMCO/Bethesda with an aggregate principal amount equal to $56,139,563.55 (the “Mezzanine Notes”). AIMCO/Bethesda’s portion of the Mezzanine Notes has been transferred to AIR OP such that AIR OP holds the entire $534,127,075 of the Mezzanine Notes. The Mezzanine Notes are senior secured obligations of Aimco JO and will rank senior to all other senior obligations of Aimco JO to the extent of the value of the collateral under the Mezzanine Notes and will rank pari passu with all other senior unsubordinated obligations of Aimco JO to the extent the amount of such obligations exceed the value of the collateral under the Mezzanine Notes. The Mezzanine Notes will be secured by Aimco JO’s equity interests in James-Oxford Limited Partnership, an indirectly owned subsidiary of Aimco that directly or indirectly holds a separate portfolio of 16 assets. The Mezzanine Notes are not guaranteed and as a result, recourse is limited to Aimco JO and its assets (including the collateral).

The foregoing descriptions of the Separation Agreement, AIR OP Sixth A&R LPA, Master Services Agreement, Employee Matters Agreement, Master Leasing Agreement, James-Oxford Property Management Agreement, Mezzanine Note Agreement and Mezzanine Notes are only summaries and are qualified in their entirety by reference to the complete terms and conditions of the Separation Agreement, AIR OP Sixth A&R LPA, Master Services Agreement, Employee Matters Agreement, Master Leasing Agreement, James-Oxford Property Management Agreement, Mezzanine Note Agreement and form of Mezzanine Notes, which are attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and incorporated herein by reference.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.
The description of the Separation included under Item 1.01 of this Current Report on Form
8-K
is incorporated into this Item 2.01 by reference.

ITEM 3.02.	Unregistered Sales of Equity Securities.
On December 14, 2020, AIR issued and sold to Aimco 20 shares of Class A preferred stock of AIR (the “Class A Preferred Stock”) with an aggregate liquidation preference of $2 million as partial consideration for transactions related to the Separation. The offer and sale of such shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as there was no general solicitation and the issuance did not involve a public offering. Aimco is obligated to sell such shares to a third party on December 16, 2020.

ITEM 3.03.	Material Modification to Rights of Security Holders.
The description of the Amended and Restated Charter, Articles Supplementary (Preferred), Articles Supplementary (MUTA) and Amended and Restated Bylaws (each as defined below) included under Item 5.03 of this Current Report on Form
8-K
is incorporated into this Item 3.03 by reference.
The description of the AIR OP Sixth A&R LPA included under Item 1.01 of this Current Report on Form
8-K
is incorporated into this Item 3.03 by reference.

ITEM 5.01.	Changes in Control of Registrant.
Immediately prior to the Separation, AIR was a wholly-owned subsidiary of Aimco and AIR OP was a majority-owned subsidiary of Aimco. Pursuant to the Separation, AIR became an independent, publicly traded company, AIR OP became a majority-owned subsidiary of AIR, and Aimco retains no ownership interest in AIR or AIR OP other than ownership of $2 million of Class A Preferred Stock, which it is obligated to sell to a third party on December 16, 2020. The description of the Separation included under Item 1.01 of this Current Report on Form
8-K
is incorporated into this Item 5.01 by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Directors
In connection with the adoption of the Amended and Restated Charter described under Item 5.03 below, the Board of Directors of AIR (the “Board”) has been classified into three classes until the 2022 annual meeting of AIR’s stockholders. Robert A. Miller, Kathleen M. Nelson and Michael A. Stein serve in Class I, which has a term lasting until the 2021 annual meeting of AIR’s stockholders. Thomas L. Keltner, John D. Rayis, and Ann Sperling serve in Class II, Terry Considine, Devin I. Murphy, and Nina A. Tran serve in Class III, and each of Class II and Class III have a term lasting until the 2022 annual meeting of AIR’s stockholders. Mr. Keltner was also appointed as Chairman of the Board. Each of the directors, other than

Mr. Considine, has also been appointed as a member of each of the Audit Committee, the Compensation and Human Resources Committee, and the Nominating and Corporate Governance Committee of the Board. Ms. Tran was appointed as Chairman of the Audit Committee, Ms. Sperling was appointed as Chairman of the Compensation and Human Resources Committee, and Ms. Nelson was appointed as Chairman of the Nominating and Corporate Governance Committee.
There are no arrangements or understandings between any director and any other person pursuant to which such director was appointed as a director of AIR. Except for the independent director compensation to be awarded to each of the directors other than Mr. Considine, there have not been any transactions, nor are there any currently proposed transactions, to which AIR or AIR OP or any of AIR’s subsidiaries was or is to be a party in which any director had, or will have, a direct or indirect material interest. Compensation for AIR’s directors will be subject to the review and approval of AIR’s board of directors or a committee thereof after the Separation and determined annually. Compensation information for Mr. Considine can be found in the Information Statement of AIR, dated as of November 30, 2020, filed as Exhibit 99.1 to the Current Report on Form
8-K
filed jointly by AIR and AIR OP with the Securities and Exchange Commission on November 30, 2020, under the sections entitled “Going Forward Air Compensation Arrangements.”
Officers
In connection with the Separation, the Board had taken actions to remove all the then-existing officers of AIR from the corporate offices of AIR and the following individuals were appointed by the Board to the corporate offices of AIR set forth opposite their respective names:

Name	Position
Terry Considine	Chief Executive Officer
Lisa R. Cohn	President, General Counsel and Secretary
Keith M. Kimmel	President, Property Operations
Paul L. Beldin	Executive Vice President and Chief Financial Officer
Conor Wagner	Senior Vice President and Chief Investment Officer
Terry Considine
. Mr. Considine is AIR’s Chief Executive Officer. Mr. Considine previously served as Chairman of the Board of directors and Chief Executive Officer of Aimco from July 1994 until the Separation. In connection with the Separation, Mr. Considine resigned as Chairman of the Board and Chief Executive Officer of Aimco and remains a member of Aimco’s board of directors and has specific responsibilities during the next two years to support the establishment and growth of the Aimco business, reporting directly to the Aimco board of directors. Mr. Considine also serves on the board of directors of Intrepid Potash, Inc., a publicly held producer of potash. Mr. Considine has over 45 years of experience in the real estate and other industries. Among other real estate ventures, in 1975 Mr. Considine founded and subsequently managed the predecessor companies that became Aimco at its initial public offering in 1994.
Lisa R. Cohn
. Ms. Cohn is the President, General Counsel and Secretary of AIR. Ms. Cohn previously served as Executive Vice President, General Counsel and Secretary of Aimco from December 2007 until the Separation. In addition to serving as general counsel, Ms. Cohn had responsibility for construction services, asset quality and service, insurance and risk management. She was also responsible for Aimco’s acquisition activities in the western region and disposition activities nationwide. Ms. Cohn previously served as chairman of Aimco’s investment committee. From January 2004 to December 2007, Ms. Cohn served as Aimco’s Senior Vice President and Assistant General Counsel. She joined Aimco in July 2002 as Vice President and Assistant General Counsel. Prior to joining Aimco, Ms. Cohn was in private practice with the law firm of Hogan & Hartson LLP with a focus on public and private mergers and acquisitions, venture capital financing, securities, and corporate governance.

Keith M. Kimmel
. Mr. Kimmel is the President, Property Operations of AIR. Mr. Kimmel previously served as Aimco’s Executive Vice President of Property Operations from January 2011 until the Separation. From September 2008 to January 2011, Mr. Kimmel served as Aimco’s Area Vice President of property operations for the western region. Prior to that, from March 2006 to September 2008, he served as Aimco’s Regional Vice President of property operations for California. He joined Aimco in March of 2002 as a Regional Property Manager. Prior to joining Aimco, Mr. Kimmel was with Casden Properties from 1998 through 2002, and was responsible for the operation of the new construction and high-end
product line. Mr. Kimmel began his career in the multifamily real estate business in 1992 as a leasing consultant and on-site
manager.
Paul L. Beldin
. Mr. Beldin is the Executive Vice President and Chief Financial Officer of AIR. Mr. Beldin held the same positions at Aimco prior to the Separation, and originally joined Aimco in 2008 as Senior Vice President and Chief Accounting Officer. Prior to joining Aimco, from October 2007 to March 2008, Mr. Beldin served as Chief Financial Officer of APRO Residential Fund. Prior to that, from May 2005 to September 2007, Mr. Beldin served as Chief Financial Officer of America First Apartment Investors, Inc., then a publicly traded company. From 1996 to 2005, Mr. Beldin was with the firm of Deloitte & Touche, LLP, serving in numerous roles, including Audit Senior Manager and in the firm’s national office as an Audit Manager in SEC Services. Mr. Beldin is a certified public accountant.
Conor Wagner
. Mr. Wagner is the Senior Vice President and Chief Investment Officer of AIR. Mr. Wagner joined Aimco as Vice President in 2018. At Aimco, Mr. Wagner had
day-to-day
finance responsibilities supporting portfolio strategy and transactional underwriting. Before joining Aimco, Mr. Wagner was an analyst on Green Street Advisors’ residential research team, where he co-led
coverage of the apartment and single-family rental sectors. Prior to joining Green Street in 2014, he worked on the buy side as a long-short equity analyst. Mr. Wagner holds the Chartered Financial Analyst designation.
In connection with the foregoing officer appointments, the Board appointed Mr. Considine as AIR’s principal executive officer and Mr. Beldin as AIR’s principal financial officer and principal accounting officer.
Compensation information for Mr. Considine and Mr. Beldin can be found in the Information Statement of AIR, dated as of November 30, 2020, filed as Exhibit 99.1 to the Current Report on Form
8-K
filed jointly by AIR and AIR OP with the Securities and Exchange Commission on November 30, 2020, under the sections entitled “Going Forward AIR Compensation Arrangements.”
Adoption of Compensation Plans
In connection with the Separation and the REIT Distribution, the Company adopted the compensation plans listed below. The Company’s named executive officers are eligible to participate in these compensation plans.

·	Apartment Income REIT Corp. Executive Severance Policy;

·	Apartment Income REIT Corp. 2007 Stock Award and Incentive Plan;

·	Apartment Income REIT Corp. 2020 Employee Stock Purchase Plan; and

·	Apartment Income REIT Corp. 2020 Stock Award and Incentive Plan.
Summaries of the material features of these plans can be found in the Information Statement of AIR, dated as of November 30, 2020, filed as Exhibit 99.1 to the Current Report on Form
8-K
filed jointly by AIR and AIR OP with the Securities and Exchange Commission on November 30, 2020, under the sections entitled “Going Forward Air Compensation Arrangements,” “Apartment Income REIT Corp. 2020 Stock Award and Incentive Plan,” “Apartment Income REIT Corp. 2020 Employee Stock Purchase Plan,” and “Apartment Income REIT Corp. 2007 Stock Award and Incentive Plan.” These summaries are incorporated herein by reference. The foregoing descriptions of these plans set forth under this Item 5.02 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the plans, which are attached hereto as Exhibit 10.8, Exhibit 10.9, Exhibit 10.10, and Exhibit 10.11 and are incorporated herein by reference.

ITEM 5.03.	Amendments to Charter or Bylaws; Change in Fiscal Year.
On December 14, 2020, AIR filed with the Maryland Department of Assessments & Taxation (i) Articles of Amendment and Restatement of AIR with an effective time of 11:55 pm on December 14, 2020 (the “Amended and Restated Charter”), (ii) Articles Supplementary of AIR with an effective time of 11:56 pm on December 14, 2020, regarding the authorization of the Class A Preferred Stock (the “Articles Supplementary (Preferred)”) and (iii) Articles Supplementary of AIR with an effective time of 11:56 pm on December 14, 2020, pursuant to which AIR is prohibited from electing to be subject to the provisions of the Maryland Unsolicited Takeover Act (“MUTA”) without first obtaining stockholder approval (the “Articles Supplementary (MUTA)”). Effective as of December 15, 2020, the Board amended and restated AIR’s bylaws (such amended and restated bylaws, the “Amended and Restated Bylaws”). A summary of the material provisions of the Amended and Restated Charter, including the Articles Supplementary (Preferred), and the Amended and Restated Bylaws can be found under the section entitled “Description of AIR’s Capital Stock” in the Information Statement of AIR, dated as of November 30, 2020, filed as Exhibit 99.1 to the Current Report on Form
8-K
filed jointly by AIR and AIR OP with the Securities and Exchange Commission on November 30, 2020.
The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Charter, Articles Supplementary (Preferred), Articles Supplementary (MUTA) and Amended and Restated Bylaws, which are filed as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, hereto and incorporated herein by reference.
The description of the AIR OP Sixth A&R LPA included under Item 1.01 of this Current Report on Form
8-K
is incorporated into this Item 5.03 by reference, solely with respect to AIR OP.

ITEM 8.01.	Other Events.
On December 15, 2020, AIR issued a press release announcing the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement, effective as of December 15, 2020, by and among Apartment Investment Management Company, Aimco OP L.P., Apartment Income REIT Corp. and AIMCO Properties, L.P.

3.1	Amended and Restated Charter of Apartment Income REIT Corp.

3.2	Articles Supplementary of Apartment Income REIT Corp. regarding Class A Preferred Stock

3.3	Articles Supplementary of Apartment Income REIT Corp. regarding Opt-Out from the Maryland Unsolicited Takeovers Act

3.4	Amended and Restated Bylaws of Apartment Income REIT Corp.

10.1	Sixth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., effective as of December 14, 2020

10.2	Master Services Agreement, effective as of December 15, 2020, by and among Apartment Investment Management Company, Aimco OP L.P., Apartment Income REIT Corp. and AIMCO Properties, L.P.

10.3	Employee Matters Agreement, effective as of December 15, 2020, by and among Apartment Investment Management Company, Aimco OP L.P., Apartment Income REIT Corp. and AIMCO Properties, L.P.

10.4	Master Leasing Agreement, effective as of December 15, 2020, by and between AIMCO Properties, L.P. and Aimco Development Company, LLC

10.5	Property Management Agreement, effective as of December 15, 2020, by and between James-Oxford Limited Partnership and AIR Property Management TRS, LLC

10.6	Mezzanine Note Agreement, effective as of December 14, 2020, by and among Aimco REIT Sub, LLC, AIMCO/Bethesda Holdings, Inc. and AIMCO Properties, L.P.

10.7	Form of 5.2% Secured Mezzanine Note, made by Aimco REIT Sub, LLC (included in Exhibit 10.6)

10.8	Apartment Income REIT Corp. Executive Severance Policy

10.9	Apartment Income REIT Corp. 2007 Stock Award and Incentive Plan

10.10	Apartment Income REIT Corp. 2020 Employee Stock Purchase Plan

10.11	Apartment Income REIT Corp. 2020 Stock Award and Incentive Plan

99.1	Press Release, dated December 15, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2020
APARTMENT INCOME REIT CORP.

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
By AIMCO-GP, Inc., its general partner

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer